UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2015
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

907 NW Ballard Way
Seattle, Washington 98107
(Address of principal executive offices, including zip code)
(855) 727-9079
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2015, Trupanion, Inc. (the “Company”) held its 2015 Annual Meeting at which the Company’s stockholders (i) elected the three Class I directors identified in the table below to the Board of Directors of the Company to serve until the Company’s annual meeting of stockholders in 2018 or until their successors are duly elected and qualified, and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Set forth below are the final voting tallies for the Company’s 2015 Annual Meeting:

Proposal: Election of Directors	For	Withheld	Broker Non-Vote
H. Hays Lindsley	22,442,271	160,072	3,197,733
Glenn Novotny	22,587,012	15,331	3,197,733
Robin Ferracone	22,209,757	392,586	3,197,733

Proposal:	For	Against	Abstain	Broker Non-Vote
Ratification of independent auditor	25,633,320	149,075	17,681	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Michael Banks
Name: Michael Banks
Title: Chief Financial Officer
Date: June 5, 2015